                                                                    Exhibit 31.2

                      NUTRITION MANAGEMENT SERVICES COMPANY
                           A PENNSYLVANIA CORPORATION
                  CERTIFICATION OF PRINCIPAL FINANCIAL MANAGER
                           Section 302 Certification

I, Linda J. Haines, certify that:
      1. I have  reviewed  this  quarterly  report  on Form  10-Q  of  Nutrition
         Management Services Company;
      2. Based on my  knowledge,  this  quarterly  report  does not  contain any untrue  statement of a material  fact or omit to state a material  fact necessary to make the  statements  made, in light of the  circumstances under which such  statements  were made, not misleading with respect to the period covered by this quarterly report;
      3. Based on my knowledge,  the financial  statements,  and other financial information  included in this quarterly  report,  fairly present in all material  respects the financial  condition,  results of operations and cash flows of the  registrant as of, and for, the periods  presented in this quarterly report;
      4. The registrant's  other  certifying  officers and I are responsible for establishing  and  maintaining  disclosure  controls and procedures (as defined in Exchange Act Rules 13a-15e and 15d-15(e)) for the registrant and have:
            a) designed such disclosure controls and procedures,  or caused such disclosure  controls  and  procedures  to be  designed  under our supervision,  to ensure that material information relating to the registrant,  including  its  consolidated  subsidiaries,  is made known to us by others within those entities,  particularly during the period in which this quarterly report is being prepared;
            b) evaluated  the  effectiveness  of  the  registrant's   disclosure
               controls  and   procedures  and  presented  in  this  report  our
               conclusions  about the  effectiveness of the disclosure  controls and  procedures,  as of the  end of the  period  covered  by this report based on such evaluation; and
            c) disclosed in this report any change in the registrant's  internal
               control  over  financial   reporting  that  occurred  during  the
               registrant's  most  recent  fiscal  quarter  that has  materially affected,  or is  reasonably  likely to  materially  affect,  the registrant's internal control over financial reporting; and
      5. The registrant's other certifying officers and I have disclosed,  based on our most  recent  evaluation  of  internal  control  over  financial reporting,  to the  registrant's  auditors  and the audit  committee of registrant's  board of directors (or persons  performing the equivalent functions):
            a) all  significant  deficiencies  and  material  weaknesses  in the design or operation of internal control over financial  reporting which are reasonably  likely to adversely affect the registrant's ability  to  record,  process,  summarize  and  report  financial information; and

            b) any fraud,  whether or not material,  that involves management or other employees who have a significant  role in the  registrant's internal control over financial reporting.

Date: February 14, 2007
                                                    /s/ Linda J. Haines
                                                    ----------------------------
                                                    Linda J. Haines
                                                    Principal Financial Manager